DREYFUS ASSET ALLOCATION FUND, INC.
                               (GROWTH SERIES)
                               (INCOME SERIES)
                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders:
         A Special Meeting of Shareholders of each of the Growth Series (the "Growth Series") and the Income Series (the "Income Series" and, together with the Growth Series, the "Series") of Dreyfus Asset Allocation Fund, Inc. ("DAAF") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Monday, August 19, 1996 at 10:00 a.m. for the following purposes:
         1. To consider an Agreement and Plan of Reorganization (each, a
"Plan" and, collectively, the "Plans") for each Series providing for the transfer of all or substantially all of its assets, subject to its liabilities, to the corresponding portfolio, namely the Growth Portfolio, with respect to the Growth Series, and the Income Portfolio, with respect to the Income Series (each, a "Portfolio" and, collectively, the "Portfolios"), of Dreyfus LifeTime Portfolios, Inc. ("DLPI"), in exchange (the "Exchange")
for the Portfolio's Retail shares and the assumption by the Portfolio of stated liabilities. Portfolio shares received in the Exchange will be distributed by each Series to its shareholders in liquidation of the Series, after which the Series will be terminated as a series of DAAF and its shares cancelled; and
         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Shareholders of record at the close of business on July 19, 1996 will be entitled to receive notice of and to vote at the meeting.
                                       By Order of the Board of Directors
                                                    John E. Pelletier,
                                                    Secretary
New York, New York
July 22, 1996
- -----------------------------------------------------------------------------
                     WE NEED YOUR PROXY VOTE IMMEDIATELY
        A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL.
    BY LAW, THE MEETING OF SHAREHOLDERS OF A SERIES WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, SUCH SERIES AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR SERIES TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
- -----------------------------------------------------------------------------
                                                              July 19, 1996
                   COMBINED PROSPECTUS/PROXY STATEMENT FOR THE
                        DREYFUS ASSET ALLOCATION FUND, INC.
                                (GROWTH SERIES)
                                (INCOME SERIES)
                       SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 19, 1996
         This Combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Asset Allocation Fund, Inc. ("DAAF"), on behalf of its Growth Series (the "Growth Series") and
Income Series (the "Income Series" and, together with the Growth Series, the "Series"), to be used at the Special Meeting of Shareholders (the "Meeting")
of the Series to be held on Monday, August 19, 1996 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 19, 1996 (each, a "Shareholder" and, collectively, the "Shareholders")
are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of common stock of a Series, par value $.001 per share ("Series Share"), held and fractional votes for each fractional Series Share held. Series Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the relevant Series, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of May 31, 1996, the following numbers of Series Shares were issued and outstanding:
NAME OF SERIES                                             SHARES OUTSTANDING
GROWTH SERIES                                                159,527.337
INCOME SERIES                                                156,078.719
         Proxy materials will be mailed to shareholders of record on or about July 23, 1996. DAAF's principal executive offices are located at 200 Park Avenue, New York, New York 10166.
         This Combined Prospectus/Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate prospectus/proxy statement for each Series. Shareholders of each Series will vote separately on the Proposal. Thus, if the Proposal is approved by one Series, and disapproved by the other Series, the Proposal will be implemented only for the Series that approved the Proposal. Therefore, it is essential that Shareholders who own Series Shares in both Series complete, date, sign and return each proxy card they receive.

         It is proposed that each of the Growth Series and the Income Series transfer all or substantially all of its respective assets, subject to its liabilities, to the Growth Portfolio (the "Growth Portfolio") and the Income Portfolio (the "Income Portfolio" and, together with the Growth Portfolio, the "Portfolios"), respectively, of Dreyfus LifeTime Portfolios, Inc. ("DLPI") in exchange (the "Exchange") for Retail shares of the corresponding Portfolio ("Portfolio Shares"), all as more fully described herein. Upon consummation of the Exchange, Portfolio Shares received by a Series will be distributed to its Shareholders, with each Shareholder receiving a pro rata distribution of Portfolio Shares (or fractions thereof) for Series Shares held prior to the Exchange. Thus, it is contemplated that each Shareholder will receive for the Shareholder's Series Shares a number of Portfolio Shares (or fractions thereof) equal in value to the aggregate net asset value of such Series Shares as of the date of the Exchange.

         DLPI is an open-end, management investment company comprised of three diversified portfolios. Each Portfolio and its corresponding Series has the same investment adviser, distributor and investment objective, substantially similar management policies, and differs substantively only to the extent set forth herein. Mellon Equity Associates ("Mellon Equity")
serves as each Portfolio's sub-investment adviser as described herein. The Portfolios and Series have different Portfolio managers who are described herein.
       Page 1
         This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the
Portfolios that Shareholders should know before voting on the Proposal or investing in the Portfolios. DLPI's prospectus dated January 15, 1996 (the "DLPI Prospectus"), DLPI's Annual Report for the fiscal year ended September 30, 1995 and DAAF's prospectus dated September 1, 1995 (the "DAAF
Prospectus"), each accompany this Combined Prospectus/Proxy Statement and are incorporated herein by reference.
         Additional information, contained in a Statement of Additional Information dated July 19, 1996 forming a part of DLPI's Registration
Statement on Form N-14 (File No. 333-01213), has been filed with the
Securities and Exchange Commission and is available without charge by calling 1-800-645-6561 or writing to DLPI at its principal executive offices located at 200 Park Avenue, New York, New York 10166. The Statement of Additional Information is incorporated herein by reference in its entirety.
- -----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
- -----------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR BY ANY OTHER AGENCY. ALL MUTUAL
FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- -----------------------------------------------------------------------------
        Page 2
                             TABLE OF CONTENTS
                                                             PAGE
   Summary.............................................        4
   Reasons for the Exchange............................        8
   Information about the Exchange......................        9
   Additional Information about the Portfolios and Series     10
   Voting Information..................................       11
   Financial Statements and Experts....................       11
   Other Matters.......................................       12
   Notice to Banks, Broker/Dealers and
     Voting Trustees and Their Nominees................       12
         Page 3
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF EACH SERIES TO THE CORRESPONDING PORTFOLIO OF DREYFUS LIFETIME PORTFOLIOS, INC.
                               SUMMARY
         This Summary is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the DLPI Prospectus, the DAAF Prospectus and the form of Agreement and Plan of Reorganization attached to this Combined Prospectus/Proxy Statement as Exhibit A.
         PROPOSED TRANSACTION. DAAF's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (each a "Plan" and, collectively, the "Plans"), with respect to each Series. The Plans are identical except for the name of the parties. Each Plan provides that, subject to the requisite approval of its Shareholders, on the date of the Exchange each Series shall assign, transfer and convey to the corresponding Portfolio, namely the Growth Portfolio, with respect to the Growth Series, and the Income Portfolio, with respect to the Income Series, all of the assets (subject to the liabilities) of the Series, including all securities and cash, in exchange for Portfolio Shares having an aggregate net asset value equal to the value of the net assets of the Series acquired. Each Series will distribute all Portfolio Shares received by it among its Shareholders so that each Shareholder will receive a pro rata distribution of Portfolio Shares (or fractions thereof), having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's Series Shares as of the date of the Exchange. Thereafter, the Series will be terminated as a series of DAAF and its shares cancelled.
         As a result of the Exchange, each Shareholder will cease to be a shareholder of the relevant Series and will become a shareholder of the corresponding Portfolio as of the close of business on the closing date of the Exchange.
         DAAF's Board has concluded unanimously that the Exchange would be in the best interests of Shareholders of each Series and the interests of existing Shareholders of each Series would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."
         TAX CONSEQUENCES. As a condition to the closing of the Exchange, DAAF and DLPI will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by Series Shareholders for Federal income tax purposes as a result of the Exchange, (b) the holding period and aggregate tax basis of Portfolio Shares received by a Series Shareholder will be the same as the holding period and aggregate tax basis of the Shareholder's Series Shares, and (c) the holding period and tax basis of the Series' assets transferred to the Portfolio as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Series immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."
         COMPARISON OF THE SERIES AND PORTFOLIOS. The following discussion is a summary of certain parts of the DAAF Prospectus and the DLPI Prospectus. Information contained herein is qualified by the more complete information set forth in the DAAF Prospectus and the DLPI Prospectus, which are incorporated herein by reference.
         GENERAL. Each Series and Portfolio is an open-end, management investment company advised by The Dreyfus Corporation ("Dreyfus"). Mellon Equity, an affiliate of Dreyfus, serves as each Portfolio's sub-investment adviser. The investment objective of the Growth Portfolio--capital appreciation--is identical to that of the Growth Series, and the investment objectives of the Income Portfolio--to maximize current income with a secondary objective of capital appreciation--are identical to that of the Income Series.
         The management policies of each Series and its corresponding
Portfolio are substantially similar. Each Series and Portfolio seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts among common stocks, fixed-income securities and, except with respect to the Growth Portfolio, short-term money market instruments. With respect to each of the Growth Series, the Income Series and the Growth Portfolio, a target allocation percentage is set for each permitted asset class and then adjusted within defined ranges based upon Dreyfus' (in the case of the Growth Series and the Income Series) or Mellon Equity's (in the case of the Growth Portfolio) assessment of the risk/return characteristics of the particular class. With respect to the Income
Portfolio, Mellon Equity sets a target allocation percentage for the Portfolio's investments, but does not actively manage the Portfolio's assets.
          Page 4
         The Growth Series may invest between 65% and 95% of its assets (with a target allocation of 80%) in those common stocks included in the Wilshire 5000 Index, which is composed of all publicly-traded common stocks in the United States, and between 5% and 35% of its assets (with a target allocation of 20%) in U.S. Treasury Notes and Bonds and short-term money market instruments. The Growth Portfolio may invest between 65% and 100% of its assets (with a target allocation of 80%) in common stocks, and up to 35% of its assets (with a target allocation of 20%) in fixed-income securities. The Growth Portfolio, except for temporary defensive purposes, may not invest in short-term money market instruments. The Growth Portfolio's equity investments are further divided into 80% large capitalization stocks
(typically with market capitalizations of greater than $1.4 billion) and 20% small capitalization stocks (typically with market capitalizations of less than $1.4 billion). In addition, the Growth Portfolio may invest up to 25% of its assets in foreign securities. The Growth Series may not invest in foreign securities except to the extent the common stocks of some foreign issuers are included in the Wilshire 5000 Index.
         The Income Series may invest between 25% and 45% of its assets (with a target allocation of 35%) in common stocks included in the Standard &
Poor's 500 Stock Index (the "S&P 500 Index"), which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange, between 45% and 70% of its assets (with a target allocation of 55%) in U.S. Treasury Notes and Bonds, and up to 15% of its assets (with a target allocation of 10%) in short-term money market instruments. The Income
Portfolio may invest in domestic large capitalization common stocks (with a target allocation of 25%), domestic fixed-income securities (with a target allocation of 75%), and short-term money market instruments up to 10% of its assets. The Income Portfolio may invest in foreign securities. The Income Series may not invest in foreign securities except to the extent the common stocks of some foreign issuers are included in the S&P 500 Index.
         Each Portfolio and Series may engage in various investment and hedging techniques, such as leveraging, options and futures transactions and lending portfolios securities. In addition, each Series may engage--and the Portfolios may not engage--in short-selling. Each Portfolio may engage--and the Series may not engage--in foreign currency transactions. In all other material respects, the management policies of each Series and its corresponding Portfolio are substantially the same. For a more complete discussion of each Series' and Portfolio's management policies, see "Description of the Fund" in the DAAF Prospectus and the DLPI Prospectus.
         Both DAAF and DLPI are corporations organized under the laws of the State of Maryland and have substantially identical charter documents.
         FUNDAMENTAL POLICIES. Each Portfolio is a diversified investment company that may not invest more than 5% of the value of its total assets in the obligations of a single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation. Each Series is a non-diversified investment company, meaning that the proportion of each Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
         In all other respects, the fundamental policies and investment restrictions of each Series and Portfolio are identical.
         FEES AND EXPENSES. The following information concerning fees and expenses is derived from information set forth under the caption "Annual Fund Operating Expenses" in each of the DLPI Prospectus and the DAAF Prospectus.
        Page 5

ANNUAL FUND
OPERATING EXPENSES
(as a percentage
of average daily
net assets):
                                                                                                   PRO FORMA AFTER
                                                         DLPI                                          EXCHANGE
                                                    RETAIL SHARES                DAAF                    DLPI
                                                        GROWTH                  GROWTH              RETAIL SHARES
                                                      PORTFOLIO                 SERIES             GROWTH PORTFOLIO
Management Fees                                       .75%                      .75%                    .75%
12b-1 Fees                                             None                      None                    None
Other Expenses                                        .52%                     1.75%                    .52%
Total Fund
  Operating Expenses                                  1.27%                    2.50%                   1.27%
                                                                                                   PRO FORMA AFTER
                                                         DLPI                                          EXCHANGE
                                                    RETAIL SHARES                DAAF                    DLPI
                                                        INCOME                  INCOME              RETAIL SHARES
                                                      PORTFOLIO                 SERIES             INCOME PORTFOLIO
Management Fees                                       .60%                      .75%                    .60%
12b-1 Fees                                            None                      None                    None
Other Expenses                                        .51%                     1.75%                    .51%
Total Fund
  Operating Expenses                                  1.11%                    2.50%                   1.11%
EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                   PRO FORMA AFTER
                                                         DLPI                                          EXCHANGE
                                                    RETAIL SHARES                DAAF                    DLPI
                                                        GROWTH                  GROWTH              RETAIL SHARES
                                                      PORTFOLIO                 SERIES             GROWTH PORTFOLIO
1 Year                                                $ 13                     $ 25                    $ 13
3 Years                                               $ 40                     $ 78                    $ 40
5 Years                                               $ 70                     $133                    $ 70
10 Years                                              $153                     $284                    $153
                                                                                                   PRO FORMA AFTER
                                                         DLPI                                          EXCHANGE
                                                    RETAIL SHARES                DAAF                    DLPI
                                                        INCOME                  INCOME              RETAIL SHARES
                                                      PORTFOLIO                 SERIES             INCOME PORTFOLIO
1 Year                                                $ 11                     $ 25                   $ 11
3 Years                                               $ 35                     $ 78                   $ 35
5 Years                                               $ 61                     $133                   $ 61
10 Years                                              $135                     $284                   $135

         Page 6
         The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Total Fund Operating Expenses with respect to the Growth Series and the Income Series are limited to the expense limitation provisions of the Management Agreement between DAAF and Dreyfus.

         Assuming the approval of the Exchange, Dreyfus believes that the Retail shares of the Growth Portfolio and Income Portfolio initially will have annual Total Fund Operating Expenses of approximately 1.27% and 1.11%, respectively, of average net assets.

         SHAREHOLDER SERVICES PLAN. Each Series' shares are subject to a Shareholder Services Plan, pursuant to which the Series pays Premier Mutual Fund Services, Inc., DAAF's distributor, for the provision of certain services to Series' shareholders a fee at an annual rate of .25% of the value of the average daily net assets of the Series' shares. Portfolio Shares are not subject to a Shareholder Services Plan. See "Shareholder Services Plan" in the DAAF Prospectus for a complete discussion of the Shareholder Services Plan.
         INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER. Dreyfus serves as each Series' and Portfolio's investment adviser. Dreyfus has engaged Mellon Equity to serve as each Portfolio's sub-investment adviser. Mellon Equity, a registered investment adviser formed in 1987, is an indirect wholly-owned subsidiary of Mellon Bank Corporation and, thus, an affiliate of Dreyfus. As of September 30, 1995, Mellon Equity managed approximately $7.6 billion in assets and served as the investment adviser for 13 other investment companies. Mellon Equity, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of each Portfolio's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with Dreyfus. In providing its services, Mellon Equity may use the services of one or more of its affiliates. Under the Sub-Advisory Agreement, Dreyfus pays Mellon Equity an annual fee at the following rate:
 .35% of each Portfolio's average daily net assets up to $600 million in DLPI assets; .25% of the Portfolio's average daily net assets when DLPI's assets are between $600 million and $1.2 billion; .20% of the Portfolio's average daily net assets when DLPI's assets are between $1.2 billion and $1.8 billion; and .15% of the Portfolio's average daily net assets when DLPI's assets are over $1.8 billion.

         Each Portfolio's primary portfolio manager is Steven A. Falci. He has held that position since the inception of DLPI and has been employed by Mellon Equity since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation. Each Series' primary portfolio manager is Timothy Ghriskey. He has held that position since February 1996 and has been employed by Dreyfus since July
1995. Prior to joining Dreyfus, he was a Vice President and Associate Managing Partner at Loomis, Sayles & Co. since 1985.


         CAPITALIZATION. Each Portfolio has classified its shares into two classes--Retail shares, which are referred to herein as Portfolio Shares, and Institutional shares. Each Series' shares are of one class. The following table sets forth as of May 31, 1996 (1) the capitalization of each Series,
(2) the capitalization of each Portfolio's Retail shares, and (3) the pro forma capitalization of each Portfolio's Retail shares, as adjusted showing the effect of the Exchange had it occurred on such date.


                                                                                                   PRO FORMA AFTER
                                                         DLPI                                          EXCHANGE
                                                    RETAIL SHARES                DAAF                    DLPI
                                                        GROWTH                  GROWTH              RETAIL SHARES
                                                      PORTFOLIO                 SERIES             GROWTH PORTFOLIO
Total net assets                                 $17,208,961.25              $2,646,781.61          $19,855,742.86
Net asset value per share                        $16.26                      $16.59                 $16.26
Shares outstanding                               1,058,350,656               159,527.337           1,221,129.353
                                                                                                   PRO FORMA AFTER
                                                         DLPI                                          EXCHANGE
                                                    RETAIL SHARES                DAAF                    DLPI
                                                        INCOME                  INCOME              RETAIL SHARES
                                                      PORTFOLIO                 SERIES             INCOME PORTFOLIO
Total net assets                                 $9,140,436.67              $2,1119,223.66         $11,289,660.33
Net asset value per share                        $13.08                     $13.58                 $13.08
Shares outstanding                               701,007.574                156,078.719             863,027.731

          Page 7

         PURCHASE PROCEDURES. The purchase procedures of the Series and Portfolios (with respect to Retail shares) are identical. See "How to Buy Fund Shares" in the relevant Prospectus for a complete discussion of purchase procedures.


         Redemption Procedures. The redemption procedures of the Series and Portfolios (with respect to Retail shares) are identical. See "How to Redeem Fund Shares" in the relevant Prospectus for a complete discussion of redemption procedures.

         DISTRIBUTIONS. The dividend and distributions policies of the Growth Series and the Growth Portfolio are identical. The Income Series declares and pays dividends quarterly, while the Income Portfolio declares and pays dividends annually. See "Dividends, Distributions and Taxes" in the relevant Prospectus for a complete discussion of such policies.

         SHAREHOLDER SERVICES. The shareholder services offered by the Series and Portfolios (with respect to Retail shares) are identical. See
"Shareholder Services" in the relevant Prospectus for a complete description of shareholder services.

         RISK FACTORS. The investment risks of each Series and corresponding Portfolio are substantially similar, except as described below.
         The Growth Portfolio's equity investments are divided into 80% large capitalization stocks and 20% small capitalization stocks. The Growth Series' equity investments are not subject to a comparable division between large capitalization and small capitalization stocks. The securities of the smaller companies in which both the Growth Series and Growth Portfolio may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
         The Growth Portfolio may invest in foreign securities. Neither
Series may invest in foreign securities except to the extent the common stocks of some foreign issuers are included in the S&P 500 Index and the Wilshire 5000 Index.
         Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.
         The Growth Portfolio also may engage in currency exchange transactions and may purchase and sell currency futures contracts and options thereon. Neither Series may engage in currency exchange transactions or may purchase and sell currency futures contracts and options thereon. Currency exchange rates may fluctuate significantly over short periods of time, and can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. See "Description of the Fund--Investment Considerations and Risks" in the DLPI Prospectus for a more complete description of these investment risks.
         Each Series may engage in short-selling, where the Series sells a security it does not own in anticipation of a decline in the market value of that security. Neither Portfolio may engage in short-selling. To complete a short-sale transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series.
         Each Series and Portfolio is permitted to borrow for investment purposes up to 33-1/3% of the value of its total assets. This borrowing, known as leveraging, generally will be unsecured. Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the fund's investment securities. Each Portfolio, however, currently intends to limit its ability to borrow money and will do so only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets.
                           REASONS FOR THE EXCHANGE
         The Boards of DAAF and DLPI have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. Each Series has been unable to attract sufficient assets to operate efficiently without significant expense subsidization as separate series of DAAF. As of May 31, 1996, the Growth Series and
            Page 8
Income Series had assets under management of just $2,646,782 and $2,119,224, respectively. The expense ratio of each Portfolio is lower than that of its corresponding Series. Larger aggregate net assets should enable the combined Portfolio to obtain the benefits of some economies of scale, which may result in an even lower overall expense ratio for the combined Portfolio (as compared to the expense ratios of each Series and Portfolio alone) through the spreading of fixed costs of fund operations over a somewhat larger asset base.
         In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Series' and corresponding Portfolio's investment objective(s), management policies and investment restrictions, as well as shareholder services offered by the Series and Portfolios; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and published information regarding the fees and expenses of the Portfolios and Series, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Portfolios; (4) the tax consequences of the Exchange; and (5) the estimated costs incurred by the Portfolios and the Series as a result of the Exchange. In addition, DAAF's Board considered the Series' inability to attract sufficient assets to operate efficiently without sufficient expense subsidization.
                       INFORMATION ABOUT THE EXCHANGE
         PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit A. The Plan provides that each Portfolio will acquire all or substantially all of the assets of its corresponding Series, in exchange for Portfolio Shares, and assume the Series' stated liabilities on August 23, 1996 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Portfolio Shares to be issued to the Series will be determined on the basis of the relative net asset values per share and aggregate net assets of the Portfolio and the Series, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading) on the Closing Date. Portfolio securities of each Series and Portfolio will be valued in accordance with the valuation practices of DLPI, which are described under the caption "How to Buy Fund Shares" in the DLPI Prospectus and under the caption "Determination of Net Asset Value" in DLPI's Statement of Additional Information dated January 15, 1996.
         Prior to the Closing Date, each Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Series' Shareholders all of such Series' investment company taxable income, if any, for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in the taxable year ending on or prior to the Closing Date (after reduction for any capital loss carry forward).
         As conveniently as practicable after the Closing Date, each Series will liquidate and distribute pro rata to its Shareholders of record as of the close of business on the Closing Date the Portfolio Shares received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Portfolio in the name of each Series Shareholder, each account representing the respective pro rata number of Portfolio Shares due to the Shareholder. After such distribution and the winding up of its affairs, each Series will be terminated as a series of DAAF and its shares cancelled. After the Closing Date, any outstanding certificates representing Series Shares will represent the Portfolio Shares distributed to the record holders of the Series. Upon presentation to the transfer agent of DLPI, Series Share certificates will be exchanged for Portfolio Share certificates, at the applicable exchange rate. Certificates for Portfolio Shares will be issued only upon the investor's written request.
         The Plan may be amended at any time prior to the Exchange. DAAF will provide Series Shareholders with information describing any material amendment to the Plan prior to Shareholder consideration. The Series' and Portfolios' obligations under the Plan are subject to various conditions, including approval by the requisite number of Series Shareholders and the continuing accuracy of various representations and warranties of the Series and the Portfolios being confirmed by the respective parties.
         The total expenses of each Exchange are expected to be approximately $30,000. Each Series and Portfolio will bear its own expenses, except for the expenses of preparing, printing and mailing this Combined Prospectus/Proxy Statement, the proxy cards and other related materials, which will be borne by each party to the Exchange ratably according to its respective aggregate net assets on the date of the Exchange.
          Page 9
         If the Exchange is not approved by a Series' Shareholders, DAAF's Board will consider other appropriate courses of action, including liquidating the Series.
         FEDERAL INCOME TAX CONSEQUENCES. The exchange of Series assets for Portfolio Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, DLPI and DAAF will receive the opinion of Stroock & Stroock &
Lavan, counsel to the Portfolios and the Series, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all or substantially all of a Series' assets in exchange for Portfolio Shares and the assumption by the Portfolio of the Series' liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Portfolio upon the receipt of the Series' assets solely in exchange for Portfolio Shares and the assumption by the Portfolio of liabilities of the Series; (3) no gain or loss will be recognized by a Series upon the transfer of its assets to the Portfolio in exchange for Portfolio Shares and the assumption by the Portfolio of the Series' liabilities or upon the distribution (whether actual or constructive) of Portfolio Shares to Shareholders in exchange for their Series Shares; (4) no gain or loss will be recognized by the Series Shareholders upon the exchange of Series Shares for Portfolio Shares; (5) the aggregate tax basis for Portfolio Shares received by each Series Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Series Shares held by such Shareholder immediately prior to the Exchange, and the holding period of Portfolio Shares to be received by each Series Shareholder will include the period during which Series Shares surrendered in exchange therefor were held by such Shareholder (provided Series Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Series' assets acquired by the Portfolio will be the same as the tax basis of such assets to the Series immediately prior to the Exchange, and the holding period of the Series' assets in the hands of the Portfolio will include the period during which those assets were held by the Series.
         NONE OF THE SERIES OR THE PORTFOLIOS HAS SOUGHT A TAX RULING FROM
THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING
ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Series Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Series Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange. REQUIRED VOTE AND BOARD'S RECOMMENDATION
         DAAF's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the respective
Series' best interests and (ii) the interests of Shareholders of such Series will not be diluted as a result of the Exchange. Pursuant to DAAF's charter documents, an affirmative vote of a majority of the Series' outstanding shares is required to approve the Plan and the Exchange.
         THE BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT EACH SERIES' SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.
             ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS AND SERIES Information about the Portfolios is incorporated by reference into this Combined Prospectus/Proxy Statement from the DLPI Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-66088). Information about the Series is incorporated by reference into this Combined Prospectus/Proxy Statement from the DAAF Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-62626).
         The Series and the Portfolios are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Series or Portfolios may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the
Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.
          Page 10
                             VOTING INFORMATION
         In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Series may pay persons holding its Series Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Series Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Series Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.
         In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to a Series by the presence in person or by proxy of the holders of more than one-third of the outstanding Series Shares entitled to vote at the Meeting.
         The votes of the Portfolios' shareholders are not being solicited since their approval or consent is not necessary for the Exchange.
         As of May 31, 1996, the following were known by DAAF to own of record and beneficially 5% or more of the outstanding voting securities of the indicated Series: Growth Series, Major Trading Corporation, 200 Park Avenue, New York, New York 10166 -- 53.62%; and Income Series, Major Trading Corporation, 200 Park Avenue, New York, New York 10166 -- 61.34%. A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Series' voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Series. Major Trading Corporation, a New York corporation, is an affiliate of Dreyfus.

         As of May 31, 1996, the following were known by DLPI to own of record and beneficially 5% or more of the outstanding voting securities of the indicated Portfolio and Class: Growth Portfolio, Institutional shares, Allomon Corporation, c/o Mellon Bank Corporation, 1 Mellon Bank Center, Pittsburgh, Pennsylvania 15258 --97.16%; Growth Portfolio, Retail shares, Allomon Corporation, c/o Mellon Bank Corporation, 1 Mellon Bank Center, Pittsburgh, Pennsylvania 15258 -- 80.91%; Income Portfolio, Institutional shares, Allomon Corporation, c/o Mellon Bank Corporation, 1 Mellon Bank Center, Pittsburgh, Pennsylvania 15258 -- 98.89%; and Income Portfolio, Retail shares, Allomon Corporation, c/o Mellon Bank Corporation, 1 Mellon Bank Center, Pittsburgh, Pennsylvania 15258 -- 92.58%. Allomon Corporation, a Pennsylvania corporation, is an affiliate of Dreyfus.

         As of May 31, 1996, Directors and officers of DLPI, as a group, owned less than 1% of each Portfolio's outstanding shares. As of May 31, 1996, Directors and officers of DAAF, as a group, owned less than 1% of each Series' outstanding shares.
                      FINANCIAL STATEMENTS AND EXPERTS
         The audited financial statements of the Series for the fiscal year ended April 30, 1995, which are included in DAAF's Statement of Additional Information, and the audited financial statements of the Portfolios for the fiscal year ended September 30, 1995, which are included in DLPI's Statement of Additional Information, have each been audited by Ernst & Young LLP, independent auditors, whose respective reports thereon are included therein. The financial statements of each Series audited by Ernst & Young LLP have been incorporated herein by reference in reliance upon their reports given on their authority as experts in accounting and auditing.
         Page 11
                                 OTHER MATTERS
         DAAF's Board members are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
             NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                             AND THEIR NOMINEES
         Please advise DAAF, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus Asset Allocation Fund, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Series Shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Series Shares.
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.
            Page 12
                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION
         AGREEMENT AND PLAN OF REORGANIZATION dated ___________, 1996 (the "Agreement"), between DREYFUS ASSET ALLOCATION FUND, INC., a Maryland corporation ("DAAF"), on behalf of its -----*---- (the "Series") and DREYFUS LIFETIME PORTFOLIOS, INC., a Maryland corporation ("DLPI"), on behalf of its
 --**-- (the "Portfolio").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Series in exchange solely for Retail shares ("Portfolio Shares") of common stock, par value $.001 per share, of the Portfolio and the assumption by the Portfolio of certain liabilities of the Series and the distribution, after the Closing Date hereinafter referred to, of the Portfolio Shares to the shareholders of the Series in liquidation of the Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Series is a registered, non-diversified, open-end management investment company and the Portfolio is a registered, diversified, open-end management investment company, and the Series owns securities which are assets of the character in which the Portfolio is permitted to invest;
         WHEREAS, both the Portfolio and the Series are authorized to issue their shares of common stock;
         WHEREAS, the Board of DLPI has determined that the exchange of all or substantially all of the assets of the Series and certain of the liabilities of the Series, for Portfolio Shares, and the assumption of such liabilities is in the best interests of the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders would not be diluted as a result of this transaction; and
         WHEREAS, the Board of DAAF has determined that the exchange of all or substantially all of the assets and certain of the liabilities of the Series, for Portfolio Shares, and the assumption of such liabilities is in the best interests of the Series' shareholders and that the interests of the Series' existing shareholders would not be diluted as a result of this transaction:
         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
         1.TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR PORTFOLIO SHARES AND ASSUMPTION OF SERIES LIABILITIES AND LIQUIDATION OF THE SERIES.
             1.1.Subject to the terms and conditions contained herein, the Series agrees to assign, transfer and convey to the Portfolio all of the assets of the Series, including all securities and cash (subject to liabilities), and the Portfolio agrees in exchange therefor (i) to deliver to the Series the number of Portfolio Shares, including fractional
Portfolio Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Series, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Portfolio Shares, the Portfolio shall credit the Portfolio Shares to the Series' account on the books of the Portfolio and shall deliver a confirmation thereof to the Series.
             1.2.The Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Portfolio shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Series prepared by The Dreyfus Corporation, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Portfolio shall assume only those liabilities of the Series reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
             1.3.Delivery of the assets of the Series to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, DLPI's custodian (the "Custodian"), for the account of the Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Portfolio.
- ---------------
*   Insert GROWTH SERIES or INCOME SERIES, as appropriate.
**  Insert GROWTH PORTFOLIO or INCOME PORTFOLIO, as appropriate.
         Page A-1
             1.4.The Series will pay or cause to be paid to the Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Portfolio hereunder. The Series will transfer to the Portfolio any distributions, rights or other assets received by the Series after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Portfolio on the Closing Date and shall not be separately valued.
             1.5.As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Series will liquidate and distribute pro rata to the Series' shareholders of record, determined as of the close of business on the Closing Date (the "Series Shareholders"), Portfolio Shares received by the Series pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Portfolio Shares then credited to the account of the Series on the books of the Portfolio to open accounts on the share records of the Portfolio in the names of the Series Shareholders and representing the respective pro rata number of the applicable Portfolio Shares due such shareholders. All issued and outstanding shares of the Series simultaneously will be canceled on the books of the Series.
             1.6.Ownership of Portfolio Shares will be shown on the books of the Portfolio's transfer agent. Shares of the Portfolio will be issued in the manner described in DLPI's current prospectus and statement of additional information.
             1.7.Any transfer taxes payable upon issuance of the Portfolio Shares in a name other than the registered holder of the Portfolio Shares on the books of the Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Portfolio Shares are to be issued and transferred.
             1.8.Any reporting responsibility of the Series is and shall remain the responsibility of the Series up to and including the Closing Date and such later date on which the Series' existence is terminated.
         2.VALUATION.
             2.1.The value of the Series' assets to be acquired by the Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock
Exchange (currently, 4:00 p.m., New York time), except that options and future s contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in DLPI's Articles of Incorporation and then-current prospectus or statement of additional information.
             2.2.The net asset value of a Portfolio Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in DLPI's Articles of Incorporation and then-current prospectus or statement of additional information.
             2.3.The number of Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be determined by dividing the value of the net assets of the
Series determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Portfolio Share, determined in accordance with paragraph 2.2.
             2.4.All computations of value shall be made in accordance with the regular practices of the Portfolio.
         3.CLOSING AND CLOSING DATE.
             3.1.The Closing Date shall be August 23, 1996 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at
4:00 p.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.
             3.2.The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Series' portfolio securities, cash and any other assets have been delivered in proper form to the Portfolio within two business days prior to or on the Closing Date.
             3.3.If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Portfolio or the Series shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Portfolio or the Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
             3.4.The transfer agent for the Series shall deliver at the
Closing a certificate of an authorized officer stating
that its records contain the names and addresses of the Series Shareholders and the number and percentage ownership of outstanding Series shares, owned by each such shareholder immediately prior to the Closing. The Portfolio shall issue and deliver a confirmation evidencing the Portfolio Shares to be credited on the Closing Date to the Secretary of the Series, or provide evidence satisfactory to the Series that such Portfolio Shares have been credited to the Series' account on the books of
         Page A-2
the Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
         4.REPRESENTATIONS AND WARRANTIES.
             4.1.The Series represents and warrants to the Portfolio as follows:
                     (a) The Series is a series of DAAF, a corporation duly organized and validly existing and in good standing under the laws of the
State of Maryland and has power to own all of its properties and assets and to carry out this Agreement.
                     (b)  The Series is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
                     (c) The Series is not, and the execution, delivery and performance of this Agreement will not result, in material violation of
DAAF's Articles of Incorporation dated May 11, 1993, as the same may have been amended (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Series is a party or by which it is bound.
                     (d) The Series has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.
                     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Series knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
                     (f)  The Statement of Assets and Liabilities of the
Series for the fiscal year ended April 30, 1995 has been audited by Ernst & Young LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (copies of which have been furnished to the Portfolio) fairly reflect the financial condition of the Series as of such date, and there are no known contingent liabilities of the Series as of such date not disclosed therein.
                     (g)  Since April 30, 1995, there has not been any
material adverse change in the Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph
1.2 hereof.
                     (h) At the Closing Date, all Federal and other tax returns and reports of the Series required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
                     (i)  For each fiscal year of its operation, the Series
has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
                     (j)  All issued and outstanding shares of the Series
are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Series shares, nor is the re outstanding any security convertible into any of the Series shares.
                     (k)  On the Closing Date, the Series will have full
right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.
                     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of DAAF's Board and, subject to the approval of the Series Shareholders, this Agreement will constitute the valid and legally binding obligation of the Series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws
         Page A-3
relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
                     (m)  The proxy statement of DAAF, on behalf of the
Series (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.
             4.2  The Portfolio represents and warrants to the Series as follows:
                     (a)  The Portfolio is a series of DLPI, a corporation
duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.
                     (b)  The Portfolio is registered under the 1940 Act as
an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
                     (c) The current prospectus and statement of additional information of the DLPI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
                     (d)  The Portfolio is not, and the execution, delivery
and performance of this Agreement will not result, in material violation of DLPI's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Portfolio is a party or by which it is bound.
                     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
                     (f) The Statement of Assets and Liabilities of the Portfolio for the fiscal year ended September 30, 1995, has been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Series) fairly reflect the financial condition of the Portfolio as of such dates.
                     (g) Since September 30, 1995 there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.
                     (h) At the Closing Date, all Federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.
                     (i)  For each fiscal year of its operation, the
Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
                     (j) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio Shares, nor is there outstanding any security convertible into any Portfolio Shares.
                     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of DLPI's Directors and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
           Page A-4
                     (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Portfolio and is based on information furnished by the Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.
         5.COVENANTS OF THE PORTFOLIO AND THE SERIES.
             5.1.The Portfolio and the Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.
             5.2.The Series will call a meeting of the Series Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
             5.3. Subject to the provisions of this Agreement, the Portfolio and the Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
             5.4.As promptly as practicable, but in any case within sixty days after the Closing Date, the Series shall furnish the Portfolio, in such form as is reasonably satisfactory to the Portfolio, a statement of the earnings and profits of the Series for Federal income tax purposes which will be carried over to the Portfolio as a result of Section 381 of the Code and which will be certified by DAAF's President or its Vice President and
Treasurer.
             5.5.The Series will provide the Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of DLPI (the "Registration Statement"), in compliance with the 1933 Act, the
Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Series Shareholders to consider approval of this Agreement and the transactions contemplated herein.
             5.6.The Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the
1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
         6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.
         The obligations of the Portfolio to complete the transactions provided for herein shall be subject, at its election, to
the performance by the Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
             6.1.All representations and warranties of the Series contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
             6.2.The Series shall have delivered to the Portfolio a statement of the Series' assets and liabilities, together with a list of the Series' portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of DAAF.
             6.3.The Series shall have delivered to the Portfolio on the Closing Date a certificate executed in its name by DAAF's President or Vice President and its Treasurer, in form and substance satisfactory to the Portfolio, to the effect that the representations and warranties of the Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Portfolio shall reasonably request.
         7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SERIES.
         The obligations of the Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
               7.1. All representations and warranties of the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the
Closing Date with the same force and effect as if made on and as of the
Closing Date.
         Page A-5
             7.2.The Portfolio shall have delivered to the Series on the Closing Date a certificate executed in its name by DLPI's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Series, to the effect that the representations and warranties of the Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Series shall reasonably request.
         8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND
THE SERIES.
         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Series or the Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
             8.1.This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Series in accordance with the provisions of DAAF's Charter.
             8.2.On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
             8.3.All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Series, provided that either party hereto may for itself waive any of such conditions.
             8.4.The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
             8.5.The Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Series Shareholders all of the Series' investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).
             8.6.The parties shall have received an opinion of Stroock & Stroock & Lavan substantially to the effect that for Federal income tax purposes:
                     (a) The transfer of all or substantially all of the Series' assets in exchange for the Portfolio Shares and the assumption by the Portfolio of certain identified liabilities of the Series will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b)
No gain or loss will be recognized by the Portfolio upon the receipt of the assets of the Series solely in exchange for the Portfolio Shares and the assumption by the Portfolio of certain identified liabilities of the Series;
(c) No gain or loss will be recognized by the Series upon the transfer of the Series' assets to the Portfolio in exchange for the Portfolio Shares and the assumption by the Portfolio of certain identified liabilities of the Series or upon the distribution (whether actual or constructive) of the Portfolio Shares to Series Shareholders in exchange for their shares of the Series; (d) No gain or loss will be recognized by the Series Shareholders upon the exchange of their Series shares for the Portfolio Shares; (e) The aggregate tax basis for the Portfolio Shares received by each of the Series
Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Series shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Portfolio Shares to be received by each Series Shareholder will include the period during which the Series shares exchanged therefor were held by such shareholder (provided the Series shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Series assets acquired by the Portfolio will be the same as the tax basis of such assets to the Series immediately prior to the Reorganization, and the holding period of the assets of the Series in the hands of the Portfolio will include the period during which those assets were held by the Series.
         9.TERMINATION OF AGREEMENT.
               9.1.  This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of DAAF or of DLPI, as the case may be, at any time prior to the Closing Date (and notwithstanding any
         Page A-6
vote of the Series Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.
             9.2.If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of
DLPI or of DAAF, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.
         10.         WAIVER.
         At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of DLPI or of DAAF if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio or of the Series, as the case may be.
         11.         MISCELLANEOUS.
             11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
             11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
             11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Portfolio and the Series shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.
             11.4. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
             11.5.    This Agreement shall bind and inure to the benefit of
the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
            Page A-7
             IN WITNESS WHEREOF, the Portfolio and the Series have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
                                       DREYFUS LIFETIME PORTFOLIOS, INC.,
                                          on behalf of its -----*--- PORTFOLIO
                                      By:-------------------------------------
                                        Marie E. Connolly,
                                        President
ATTEST:-----------------------
            John E. Pelletier,
            Secretary
                                      DREYFUS ASSET ALLOCATION FUND, INC.,
                                         on behalf of its  -----*--- SERIES
                                      By:--------------------------------------
                                        Marie E. Connolly,
                                        President
ATTEST:----------------------
            John E. Pelletier,
            Secretary
- ------------------
*  Insert GROWTH or INCOME, as appropriate.
        Page A-8
                       DREYFUS ASSET ALLOCATION FUND, INC.
                         c/o The Dreyfus Corporation
                               200 Park Avenue
                          New York, New York  10166
Dear Shareholder:
         As a shareholder of the Growth Series (the "Growth Series") or the Income Series (the "Income Series" and, together with the Growth Series, the "Series") of Dreyfus Asset Allocation Fund, Inc. ("DAAF"), you are entitled to vote on the proposal described below and in the enclosed materials.
         Because each Series has been unable to attract sufficient assets under management to operate efficiently as a separate series of DAAF without significant expense subsidization, management of DAAF has determined that certain operational efficiencies might be achievable if each of the Growth Series and the Income Series were to exchange its assets (subject to its liabilities) for shares of funds in the Dreyfus Family that have the same investment objective(s) and substantially similar policies; namely, the
Growth Portfolio (the "Growth Portfolio") and the Income Portfolio (the
"Income Portfolio" and, together with the Growth Portfolio, the
"Portfolios"), respectively, of Dreyfus LifeTime Portfolios, Inc. ("DLPI").

         The proposal provides that each Series exchange (the "Exchange") all of its assets, subject to its liabilities, for Retail shares (the "Portfolio Shares") of the corresponding Portfolio, namely the Growth Portfolio, with respect to the Growth Series, and the Income Portfolio, with respect to the Income Series. Promptly thereafter, each Series will distribute pro rata the Portfolio Shares received in the Exchange to its shareholders in complete liquidation of the Series. Thus, each shareholder will receive for his or her Series shares a number of Portfolio Shares equal to the value of such Series shares as of the date of the Exchange. The Exchange will not result in the imposition of Federal income tax on you.

         The investment objective of each of the Series is the same as that of its corresponding Portfolio. The Series and the Portfolios differ in certain respects which are described in the enclosed Combined Prospectus/Proxy Statement.
         Further information about the transaction is contained in the enclosed materials, which you should review carefully. You are entitled to vote on the proposed transaction with respect to each Series in which you are a Shareholder.
         Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience.
         An affiliate of The Dreyfus Corporation, each Series' and Portfolio's investment adviser, owns over 50% of each Series' outstanding shares and intends to vote in favor of the proposed transactions.
         DAAF'S BOARD MEMBERS RECOMMEND THAT EACH SERIES' SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION WITH RESPECT TO THEIR SERIES.
         If you have any questions after considering the enclosed materials, please feel free to call 1-800-645-6561 between the hours of 9:00 a.m. and 5:30 p.m. (New York time), Monday through Friday.
                                                     Sincerely,
                                                     Marie E. Connolly,
                                                     President
July 22, 1996